UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2015

MAGELLAN MIDSTREAM PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2015, James C. Kempner, a member of the board of directors of Magellan GP, LLC, the general partner of Magellan Midstream Partners, L.P. ("MMP"), announced his resignation from the board effective immediately. Mr. Kempner's decision to resign from the board was not due to any disagreement with MMP on any matter relating to MMP's operations, policies or practices or other occurrence that would require disclosure under Item 5.02(a) of Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its General Partner

Date: December 1, 2015	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary